UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 12, 2018

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of School Specialty, Inc. (the “Company”), the stockholders of the Company approved an amendment to the 2014 Incentive Plan of School Specialty, Inc. (the “Incentive Plan”), which increases the number of shares available under the Incentive Plan by an additional 700,000 shares.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan attached as Appendix A to the Proxy Statement on Schedule 14A filed on April 27, 2018 in connection with the 2018 Annual Meeting, which is incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders

At the 2018 Annual Meeting, the stockholders voted on proposals to:  (1) elect the five individuals nominated by the Board of Directors of the Company to serve as directors until the 2019 Annual Meeting of Stockholders; (2) approve an advisory resolution on the compensation of the Company’s named executive officers; (3) approve an amendment to increase the number of shares available under the Incentive Plan; and (4) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2018. The final voting results on these proposals are as follows:

		For	Against	Abstain	Broker Non-Vote
1. (a)	Election of Gus D. Halas	4,500,468	1,318	745	1,699,834
(b)	Election of Justin Lu	4,500,577	1,209	745	1,699,834
(c)	Election of Scott P. Scharfman	4,500,577	1,209	745	1,699,834
(d)	Election of Andrew E. Schultz	4,500,577	1,209	745	1,699,834
(e)	Election of Joseph M. Yorio	4,500,577	1,209	745	1,699,834

2.	Approval of an advisory resolution on the compensation of the Company’s Named Executive Officers	4,495,277	6,499	755	1,699,834

3.	Approval of an amendment to increase the number of shares available under the Incentive Plan	4,032,635	469,141	755	1,699,834

4.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2018	6,202,365	—	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: June 14, 2018	By: /s/ Kevin Baehler
Kevin Baehler Executive Vice President and Chief Financial Officer

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